UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

FORTUNE BRANDS INNOVATIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road
Deerfield, Illinois		60015-5611
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 484-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Fortune Brands Innovations, Inc. (the “Company”) 2023 Annual Meeting of Stockholders held on May 16, 2023, the Company’s stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation, as described in Proposal 4 of the Company's definitive Proxy Statement filed with the Securities and Exchange Commission on March 30, 202 (the "Proxy Statement"), and which had previously been approved by the Company’s Board of Directors subject to stockholder approval. On May 16, 2023, the Company filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation, the form of which was included as Appendix B to the Company's definitive Proxy Statement

A copy of the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 16, 2023. At the Annual Meeting, stockholders voted on the following matters: (i) election of three director nominees to serve as Class III directors for a term of three years expiring at the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for 2023; (iii) approval, on an advisory basis, of the compensation paid to the Company's named executive officers; and (iv) approval of an amendment to the Company's Restated Certificate of Incorporation to provide for officer exculpation. Set forth below are the voting results for each of these proposals:

Proposal 1: The election of three Class III director nominees for a three-year term expiring at the 2026 Annual Meeting of Stockholders

Director Nominee Name	For	Against	Abstain	Broker Non-Votes
Nicholas I. Fink	103,077,180	2,000,582	185,027	8,660,512
A. D. David Mackay	96,927,765	8,151,869	183,155	8,660,512
Stephanie Pugliese	104,780,004	271,452	211,333	8,660,512

Proposal 2: The ratification of the appointment by the Company’s Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023

For	Against	Abstain
111,974,035	1,778,947	170,319

Proposal 3: An advisory vote to approve compensation paid to the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
95,694,770	9,229,026	338,993	8,660,512

Proposal 4: The approval of an amendment to the Company's Restated Certificate of Incorporation to provide for officer exculpation

For	Against	Abstain	Broker Non-Votes
84,525,532	19,966,484	770,773	8,660,512

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
3.1	Fortune Brands Innovations, Inc. Amended and Restated Certificate of Incorporation effective as of May 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS INNOVATIONS, INC.

Date:	May 19, 2023	By:	/s/ Hiranda S. Donoghue
Hiranda S. Donoghue Executive Vice President, Chief Legal Officer and Corporate Secretary